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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2005


                           WILSHIRE ENTERPRISES, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                           1-4673              84-0513668
-------------------------------        ----------------      -------------------
(State or other jurisdiction of        (Commission File        (IRS Employer
incorporation or organization)              Number)          Identification No.)


921 BERGEN AVENUE, JERSEY CITY, NEW JERSEY                    07306
(Address of principal executive offices)                   (Zip Code)


(Registrant's telephone number, including area code)     (201) 420-2796


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. REGULATION FD DISCLOSURE.

         Wilshire Enterprises, Inc. (the "Company") is furnishing a press release with the results of the voting at its Annual Meeting of Stockholders.

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The following exhibit is included with this report:

Exhibit Number       Description
--------------       -----------
   99.1              Press  release  with the  results of the voting at the
                     Company's Annual Meeting of Stockholders.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: June 17, 2005                  WILSHIRE ENTERPRISES, INC.
                                      (Registrant)



                                      By: /s/ Daniel C. Pryor
                                          -----------------------------------
                                          Daniel C. Pryor
                                          President




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                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------
   99.1                Press  release  with the  results of the voting at the
                       Company's Annual Meeting of Stockholders.





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